UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2022

HighPeak Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-235313	84-3533602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
421 W. 3rd St., Suite 1000 Fort Worth, Texas 76102
(address of principal executive offices) (zip code)

(817) 850-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	HPK	The Nasdaq Stock Market LLC
Warrant	HPKEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 9, 2022 and concurrent with the signing of the purchase agreement, dated February 9, 2022, among the issuer, HighPeak Energy Acquisition Corp.; HighPeak Energy Employees, Inc.; HighPeak Energy Holdings, LLC; HighPeak Energy Assets; LLC and Lazy JJ Properties, LLC ( the “Guarantors”) and Credit Suisse Securities, LLC, as initial purchaser (the “Purchase Agreement”), HighPeak Energy, as borrower, Fifth Third Bank, National Association, as administrative agent, the guarantors party thereto and the lenders party thereto entered into that certain Third Amendment to Credit Agreement (the “Credit Agreement Amendment”), which, upon effectiveness, will amend that certain Credit Agreement, dated as of December 17, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified by (i) that certain First Amendment to Credit Agreement, dated as of June 23, 2021, (ii) that certain Second Amendment to Credit Agreement, dated as of October 1, 2021 and (iii) the Credit Agreement Amendment, (the “Credit Agreement”), among HighPeak Energy, Fifth Third Bank, National Association, as administrative agent, the guarantors party thereto and the lenders party thereto to, among other things, (i) update the maturity date to a springing maturity date, which will cause the Credit Agreement to mature on October 1, 2023 if the Notes are not retired or refinanced prior to that date, (ii) allow the borrower to redeem the Notes with proceeds of a refinancing, with proceeds of an equity offering or with cash, in each case, subject to certain customary conditions and (iii) replace the USD LIBOR rates with Term SOFR rates.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the Third Amendment to the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description of Exhibit
10.1
Third Amendment To Credit Agreement, dated as of February 9, 2022, among HighPeak Energy, Inc., as Borrower, Fifth Third Bank, National Association, as administrative agent, and the Lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHPEAK ENERGY, INC.

Date: February 14, 2022
	By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer

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